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SECURITIES AND EXCHANGE COMMISSION
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ACTIVIDENTITY CORPORATION
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© 2006. ASSA ABLOY. All rights reserved. PROPRIETARY INFORMATION. Do not reproduce, distribute or disclose. No unauthorized use. © 2010 HID Global Corporation. All rights reserved Introduction to HID Global Denis Hébert President and CEO October 11, 2010

ASSA ABLOY Group HID Global Reasons for the Acquisition What to Expect Agenda

ASSA ABLOY is the global leader in door opening solutions, dedicated to satisfying end-user needs for security, safety and convenience

4 ASSA ABLOY in Brief More than 10 percent of the world market Own operations in more than 50 countries Authorized distribution covering the world About 29,000 employees Sales of about $ 5.24 billion

5 ASSA ABLOY Timeline 1994 – 2009 1997 2000 2007 2004 2001 2002 1994 1996 2001 2002 1999 2005 2006 2008 2009

6 ASSA ABLOY vision To be the true world leader, most successful and innovative provider of door opening solutions To lead in innovation and provide well-designed, convenient, safe and secure solutions that give true added value to our customers To offer an attractive company to our employees

ASSA ABLOY growth drivers The new “electronic world”: electromechanical and digital locking access control and secure identity & issuance automatic doors Geographic and emerging market expansion Increased need for security Higher expectations Acquisitions Branding Innovation – new solutions

Core ASSA ABLOY Values Continuous innovation Customer relevance Cost efficiency

ASSA ABLOY Cornerstones Realism Know your business Seek the truth Vision True world leader Leading in size and thought Courage Lead and embrace change Innovate Ethics High ethical standards Trust and respect other people

Where HID Global Fits Locks, cylinders and security doors Electronic security solutions Automatic doors Americas 30% EMEA 38% Asia Pacific 9% Global Technologies (HID Global & Hospitality) ASSA ABLOY Entrance Systems Product Offering Organization % of Total 77% 14% 9%

ASSA ABLOY Group HID Global Reasons for the Acquisition What to Expect

© 2006. ASSA ABLOY. All rights reserved. About HID Global Part of ASSA ABLOY’s Global Technologies Division Trusted leader in solutions for the delivery of secure identity Top recognized brand in the physical access control industry worldwide More than 1,800 employees

ACCESS SECURE IDENTITY

HID Global's History

1991	Formed as Hughes Identification Devices, a subsidiary of Hughes Aircraft
1995	Became a subsidiary of Palomar Technological Companies, changed name to HID Corporation
1996	Acquired Sensor Engineering, adding Wiegand technology
2000	Acquired by ASSA ABLOY AB
2006	Acquired Fargo Electronics, adding card issuance technology Launched HID Connect Merged with ASSA ABLOY sister company Indala Formed HID Global
2007	Acquired Integrated Engineering, adding flexible MIFARE-based reader technology
2008	Merger of HID Global and ASSA ABLOY Identification Technologies Group
2010	Acquires ActivIdentity

© 2006. ASSA ABLOY. All rights reserved.

An ASSA ABLOY Group brand
PROPRIETARY INFORMATION. Do not reproduce, distribute or disclose. No unauthorized use. © 2010 HID Global Corporation. All rights reserved
ASSA ABLOY

© 2006. ASSA ABLOY. All rights reserved. HID Global’s Presence Irvine*, CA. Sales/Support Manufacturing R&D North Haven, CT Denver, CO. Minneapolis, MN Cardiff, UK Buenos Aires, AR Sao Paulo, BR Leon, MX Haverhill, UK Granges, CH Walluf, DE Erfurt, DE Linz, AT Galway, IE Hong Kong, CN Bangalore, IN Shenzhen, CN Singapore Malaysia Worldwide sales and support with regional manufacturing, programming and distribution Distribution/Programming

© 2006. ASSA ABLOY. All rights reserved. Clear worldwide leadership in providing solutions for the delivery of secure identity Create customer value as the trusted source for innovative products, services, know how, and solutions related to secure identity Leverage our installed base, product quality, global presence, and trusted brand to achieve sustainable advantage for ourselves, channels, and customers Our Corporate Strategy

© 2006. ASSA ABLOY. All rights reserved. Defining Our Vision Solve Problems Access Identification Innovative Unique Combination Products Services Know How Enabler Tools Solutions Delivery Availability Selection Configuration Customization Shipment Status/tracking Provision Manage lifecycle User Transactions Identity Collective aspect of characteristics by which a thing is definitively known People Assets Secure Trusted Protected Loss Intrusion Reliable Managed Trusted supplier Controlled process

© 2006. ASSA ABLOY. All rights reserved. Focus on Customer Value Security Asset protection Privacy protection Trusted supplier Cost of Ownership Best price/performance Leverage investments High quality and reliability CUSTOMER VALUE Convenience Easy to buy Simple to use Low maintenance

The Genuine HID Value Proposition Invest with Confidence

TECHNOLOGY PRODUCTS Unique value proposition Distinguishes Genuine HID products from others Channel partner program Recognition and benefits Identifies third party products with HID technology inside HID Connect partners and select licensees Genuine HID Ecosystem PARTNERS About Genuine HID

© 2006. ASSA ABLOY. All rights reserved. Will West Michele DeWitt Mark Scaparro Tony Ball Holly Sacks Tam Hulusi Rodney Glass Jason Bohrer Selva Selvaratnam Finance Information Technology Human Resources Identification Solutions Identity and Access Management Marketing Corporate Strategy Strategic Innovation Intellectual Property Global Quality Operations Product Marketing Engineering Denis Hébert Executive Vice President ASSA ABLOY President and CEO HID Global HID Global Management Team

© 2006. ASSA ABLOY. All rights reserved. Expanding Global Customer Base

ACCESS SECURE IDENTITY

Our Core Businesses

BUSINESSES		APPLICATIONS	PRODUCTS
Identity and Access Management		Physical access control Logical access Secure issuance	• Cards • Readers • Networked access solutions • Card printers • Software
Identification Solutions		eGovernment Cashless payment Industry and logistics Animal ID	• Transponders • Inlays • Reader modules
HID Connect		Global partner program Strategic alliances	• Reader modules • Developer kits • Tags • Fobs • Inlays

© 2006. ASSA ABLOY. All rights reserved.

An ASSA ABLOY Group brand
PROPRIETARY INFORMATION. Do not reproduce, distribute or disclose. No unauthorized use. © 2010 HID Global Corporation. All rights reserved
ASSA ABLOY

© 2006. ASSA ABLOY. All rights reserved. Identification Solutions 23 Segment Products eGovernment Industry and Logistics Cashless Payment

© 2006. ASSA ABLOY. All rights reserved. Segment Products Physical Access Logical Access Secure Issuance 24 Identity and Access Management

© 2006. ASSA ABLOY. All rights reserved. Primary Markets Government Facility Access National ID ePassport Licensing Law Enforcement Airports Financial Credit Cards/Tokens Debit Cards/Tokens Loyalty Program Fare Collection Facility Access Instant Issuance Corporate Employee ID Facility Access Data Access Time & Attendance Biometrics Parking Control Education Student ID Facility Access Data Access Library Vending Campus Services Healthcare Staff ID Facility Access Data Access Patient ID Mobile Computing Compliance

ASSA ABLOY Group HID Global Reasons for the Acquisition What to Expect

Strategy © 2006. ASSA ABLOY. All rights reserved. Excellent strategic fit Shared reputation for leadership and innovation in secure identity Shared emphasis on trusted market leadership Adds a new dimension in our ability to build customer value in solutions for the delivery of secure identity Compelling opportunity to finally address the use of a single credential for access to physical and logical domains Strongly supports ASSA ABLOY growth drivers Access control and secure identity Need for higher security Innovation – new solutions

Products Shared emphasis on identity authentication and credential management Incremental products and technologies to our Identity and Access Management (IAM) business Strong authentication Credential management Security client Single sign on Authentication devices Opportunity to create a unique portfolio of converged access solutions Products Technology Professional services © 2006. ASSA ABLOY. All rights reserved.

Customers Exciting opportunities in the combined HID Global and ActivIdentity installed base Finally solves the identity management problem of needing multiple credentials on multiple ID devices for multiple applications Customers will have a single, trusted source for converged access solutions at a lower cost of ownership Corporate enterprises Healthcare companies and institutions Higher education Government agencies and contractors © 2006. ASSA ABLOY. All rights reserved.

People Tremendous talent base Incremental capabilities IT security expertise Software development Professional services Complementary capabilities High level of integrity and competence Innovative thinking Trusted relationships with customers What HID Global brings Channel reach and depth Financial strength and a strong parent History of profitable growth Investment in people

ASSA ABLOY Group HID Global Reasons for the Acquisition What to Expect

What Should You Expect? Until the transaction closes: Business as usual........just more of it!

Long Term Strategy To be developed over next the next six months after the transaction is final Focus on profitable growth Leverage the value of the ActivIdentity brand ActivIdentity becomes the center of gravity for our logical access control business What is crucial to our future success? Achieving financial goals Open and honest employee communications Culture of collaboration Integration execution Extending the Genuine HID ecosystem Customers invest with confidence

© 2006. ASSA ABLOY. All rights reserved. PROPRIETARY INFORMATION. Do not reproduce, distribute or disclose. No unauthorized use. © 2010 HID Global Corporation. All rights reserved Thank You Merci

Chief Executive Officer’s Email to Employees

Title: Information on Today’s Announcement

All ActivIdentity Employees,

As I said during our Town Hall meeting earlier today, I am excited about our decision to join forces with ASSA ABLOY and HID Global.  This is a significant milestone in our journey to provide the market with leading intelligent identity assurance solutions.

We have all seen the rapid pace of consolidation in the information security market, especially in the past several months.   Organizations are looking for expanded and enhanced solutions from fewer providers, and customers of Identity Assurance solutions are no different.  The decision to join ASSA ABLOY and become part of HID Global will help to ensure our success in the future.  It will enhance our ability to provide customers with the breadth of solutions they demand, while enhancing the technology and other resources we have to work with.

All parties involved in this transaction understand that the employees of ActivIdentity are critical to the success of this acquisition.  Our collective expertise in information security, authentication, credential management and networking will be critical to the ongoing success of the business.

Here are links to additional information that may be of interest to you.

ActivIdentity press release

http://www.actividentity.com/company/news/details/

HID Global press release

http://www.hidglobal.com/pr.php?id=397

Additional Information

ActivIdentity intends to file with the Securities and Exchange Commission preliminary and definitive proxy statements and other relevant materials in connection with the merger.  The proxy statement will be mailed to the stockholders of ActivIdentity.  Before making any voting or investment decision with respect to the merger, investors and stockholders of ActivIdentity are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about the merger, ActivIdentity, HID Global and Assa Abloy.  Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the Securities and Exchange Commission (the “SEC”) at the SEC’s web site at www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed with the SEC by ActivIdentity at its corporate website at www.ActivIdentity.com under Corporate/Investor Relations or by calling the investor relations department at (510)574-0100 or by writing to ActivIdentity Corporation, 6623 Dumbarton Circle, Fremont, California 94555, Attn: Investor Relations.

ActivIdentity and its officers and directors may be deemed to be participants in the solicitation of proxies from ActivIdentity’s stockholders with respect to the merger.  A description of any interests that these officers and directors have in the merger will be available in the proxy statement. Information concerning ActivIdentity’s directors and executive officers is set forth in ActivIdentity’s proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on February 22, 2010.  These documents are available free of charge at the SEC’s web site at www.sec.gov or by going to ActivIdentity’s Investor Relations page on its corporate website at www.ActivIdentity.com.

Web Site Copy

Home page headline <in What’s New Slot between Hero Image and 3 Boxes> important entire headline shows:

ActivIdentity to be Acquired by ASSA ABLOY, Parent Company of HID Global

<link to dedicated page><under Company Tab> <Acquisition News (above Company Profile)>

Dedicated page to read:

ActivIdentity to become part of HID Global

Highlights

•                  Effective October 11, 2010 ActivIdentity has signed a definitive agreement to be acquired by ASSA ABLOY, the parent company of HID Global.

•                  ActivIdentity will become part of the HID Global Identity and Access Management business

•                  The transaction is expected to close in December 2010, subject to regulatory approvals and the approval by owners of a majority of the outstanding shares.

•                  The acquisition will provide a unique portfolio of converged physical and logical access solutions for existing and future HID Global and ActivIdentity enterprise, financial services, and government customers.

Learn more:

http://www.actividentity.com/company/news/details/

http://www.hidglobal.com/pr.php?id=397

Additional Information

ActivIdentity intends to file with the Securities and Exchange Commission preliminary and definitive proxy statements and other relevant materials in connection with the merger.  The proxy statement will be mailed to the stockholders of ActivIdentity.  Before making any voting or investment decision with respect to the merger, investors and stockholders of ActivIdentity are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about the merger, ActivIdentity, HID Global and Assa Abloy.  Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the Securities and Exchange Commission (the “SEC”) at the SEC’s web site at www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed with the SEC by ActivIdentity at its corporate website at www.ActivIdentity.com under Corporate/Investor Relations or by calling the investor relations department at (510)574-0100 or by writing to ActivIdentity Corporation, 6623 Dumbarton Circle, Fremont, California 94555, Attn: Investor Relations.

ActivIdentity and its officers and directors may be deemed to be participants in the solicitation of proxies from ActivIdentity’s stockholders with respect to the merger.  A description of any interests that these officers and directors have in the merger will be available in the proxy statement. Information concerning ActivIdentity’s directors and executive officers is set forth in ActivIdentity’s proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on February 22, 2010.  These documents are available free of charge at the SEC’s web site at www.sec.gov or by going to ActivIdentity’s Investor Relations page on its corporate website at www.ActivIdentity.com.

Safe Harbor Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including but not limited to, statements regarding the benefits to ActivIdentity and HID Global customers of the combination of physical and logical access solutions and the expected closing of Assa Abloy’s acquisition of ActivIdentity.  These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ, including, but not limited to, changes to the preliminary financial results upon completion of our quarterly and fiscal year financial statements and associated audit, risks and uncertainties arising from the possibility that the closing of the transaction with Assa Abloy may be delayed or may not occur and such other risks as identified in our Annual Report on Form 10-K for the fiscal year ended September 30, 2009 and subsequent Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission and all subsequent filings, which contain and identify important factors that could cause the actual results to differ materially from those contained in our projections or forward looking statements.  ActivIdentity assumes no obligation to update any forward-looking statement contained in this press release.

Employee FAQ

October 11, 2010

What are we announcing today?

ActivIdentity Corporation announced today that it has agreed to be acquired by ASSA ABLOY, and upon closing of the transaction, it will become part of the HID Global business within ASSA ABLOY.   See the press release announcing the transaction on the company website, www.actividentity.com.

Why did HID Global acquire ActivIdentity?

The acquisition of ActivIdentity will provide incremental strong authentication and credential management products to HID Global’s Identity and Access Management business, enabling HID Global to provide a unique portfolio of converged access solutions for existing and future HID Global and ActivIdentity customers.

What are HID Global’s plans for ActivIdentity?

ActivIdentity will become part of the Identity and Access Management business at HID Global, providing the logical access platform for their integrated physical and logical access solution.

Is my job any different now?

No.  Your job remains the same.  ActivIdentity and HID Global will continue to operate as separate companies until the deal closes, which is expected to happen in December 2010.

Is this a “technology only” acquisition?

No.  HID Global is acquiring ActivIdentity because it desires to expand its identity assurance capabilities to include logical access.  ActivIdentity employees have the expertise necessary to make this acquisition a success.

What about compensation and benefits?

Compensation and benefits information will be communicated separately.

Why is HID Global doing this now?

HID Global desires to expand its identity solutions to include logical access.  Establishing confidence in the identity of an individual is equally important for both logical and physical access.  The technology is now available to enable customers to enjoy the benefits of an integrated solution, which include improved security and compliance reporting, reduced cost, and an improved user experience.  In short, the promise is one solution, one badge, and one vendor.

Additional Information

ActivIdentity intends to file with the Securities and Exchange Commission preliminary and definitive proxy statements and other relevant materials in connection with the merger.  The proxy statement will be mailed to the stockholders of ActivIdentity.  Before making any voting or investment decision with respect to the merger, investors and stockholders of ActivIdentity are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about the merger, ActivIdentity, HID Global and Assa Abloy.  Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the Securities and Exchange Commission (the “SEC”) at the SEC’s web site at www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed with the SEC by ActivIdentity at its corporate website at www.ActivIdentity.com under Corporate/Investor Relations or by calling the investor relations department at (510)574-0100 or by writing to ActivIdentity Corporation, 6623 Dumbarton Circle, Fremont, California  94555, Attn: Investor Relations.

ActivIdentity and its officers and directors may be deemed to be participants in the solicitation of proxies from ActivIdentity’s stockholders with respect to the merger.  A description of any interests that these officers and directors have in the merger will be available in the proxy statement. Information concerning ActivIdentity’s directors and executive officers is set forth in ActivIdentity’s proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on February 22, 2010.  These documents are available free of charge at the SEC’s web site at www.sec.gov or by going to ActivIdentity’s Investor Relations page on its corporate website at www.ActivIdentity.com.